.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Russell B. Simon
Trust for Advised Portfolios
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(626) 914-7395
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2023

Item 1. Reports to Stockholders.

(a)

ZIEGLER FAMCO HEDGED EQUITY FUND
−	INSTITUTIONAL CLASS (SHLDX)

ANNUAL REPORT TO SHAREHOLDERS

September 30, 2023

www.zieglercapfunds.com

Table of Contents

Ziegler FAMCO Hedged Equity Fund
Shareholder Letter	1
Performance Summary	4
Allocation of Portfolio Holdings	6
Schedule of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Expense Example	26
Other Information	27
Trustee and Officer Information	28
Privacy Notice	30

Ziegler FAMCO Hedged Equity Fund
Annual Report
Year Ending September 30, 2023

Dear Shareholder:

We are pleased to present you with the Annual Report for the Ziegler FAMCO Hedged Equity Fund (the “Fund”) for the fiscal year ending September 30, 2023 (the “Reporting Period”).

Market Environment
After strong performance during the first three quarters of the Reporting Period, the S&P 500 Index returned -3.27% during the final quarter as investors grew increasingly concerned that the Fed would need to hold interest rates higher for longer in order to combat elevated core inflation.  Large capitalization stocks have outperformed small cap stocks during the Reporting Period, and large cap stock market performance has been increasingly led by a small group of stocks, which is a concerning sign for the overall health of the stock market, and S&P 500 Index earnings per share were flat relative to the prior year.

The Federal Open Markets Committee signaled fewer rate cuts in 2024 and a higher year-end Fed Funds rate for 2024 than previously expected.  This prompted Treasury rates to move considerably higher, with the 10-year Treasury yield increasing from 3.84% to 4.57% during the last quarter of the Reporting Period- a level not seen since 2007.  The Fed has continued to convey a hawkish tone in its communications. Fortunately, inflation has been falling in many countries, including the US, as supply chains and labor markets have normalized.

Core inflation has declined by at least 1.5 percentage points from its peak in all major developed market economies. For instance, core CPI has fallen from a peak of 6.6% to 4.4% in the US. Job and wage growth have also been gradually slowing.  References to labor shortages on corporate earnings calls have fallen to the lowest level of the COVID-19 recovery period. If labor market tightness continues to recede, core inflation is expected to fall to 2.7% by the middle of 2024. Consequently, the Fed may be approaching the tail end of its tightening cycle, although the Fed Funds rate may remain in restrictive territory for some time.

Performance Discussion
During the Reporting Period ending September 30, 2023, the Fund returned 11.07% (net of fees) while the S&P 500 Index returned 21.62%.  The Fund’s standard deviation during the period was less than half of the S&P 500 Index. The Fund’s lower volatility is a result of the collar hedging strategy, which is designed to dampen the daily volatility of the Fund and protect the Fund against large monthly declines in the stock market. The Fund invests in a portfolio of large cap stocks designed to closely follow the performance of the S&P 500 Index, accompanied by an S&P 500 Index-based hedging strategy that includes selling calls and buying puts for immediate downside protection. Though the put strategy provided downside protection during market declines, the sold calls limited the Fund’s upside participation during a strong period for equities.

Outlook
Despite the modest decline in the equity market during the last quarter of the Reporting Period, valuations remain above long-term averages, with the trailing and forward price-to-earnings (P/E) ratios of the S&P 500 Index ending the period at 21.4 and 17.9, respectively. According to Bloomberg, S&P 500 Index earnings are expected to grow 11% annually in 2024 and 2025 calendar years. As a result, high expectations and elevated market valuations are risks to the outlook that the portfolio managers are monitoring closely.

US GDP growth is expected to slow to near zero percent over the next two quarters. Government and consumer spending have been supporting growth this year. Wages have posted solid growth and household balance sheets are relatively healthy. However, there are numerous potential growth headwinds on the horizon. The resumption of student loan payments is likely to weigh on consumer spending in the fourth quarter, as are the expanding auto union strikes. Mortgage rates have risen to 22-year highs, more than doubling the interest cost of a mortgage compared to early last year. There is concern that the recent rise in interest rates may cause renewed stress for banks. Banking regulation has increased, and lending standards have tightened, which has historically led to slower economic growth on the margin. More restrictive lending standards are likely to be a bigger burden for smaller companies, as smaller companies are more dependent upon bank lending for financing. Lastly, the Conference Board’s US Index of Leading Economic Indicators has declined for 17 consecutive months, which has not occurred since the Global Financial Crisis.

Continued volatility in stocks with minimal growth and limited upside has historically been an attractive environment for the options strategies such as those employed by the Fund, which seek to reduce volatility during times of market stress.

Following the end of the reporting period, a special meeting of shareholders will be held on Friday, November 2, 2023, to consider a proposed reorganization of the Ziegler FAMCO Hedged Equity Fund into the DCM/INNOVA High Equity Income Innovation Fund, a series of the Centaur Mutual Funds Trust.  If the proposal, which was recommended by the Board of Trustees for the Trust for Advised Portfolios, the Adviser, Ziegler Capital Management, and the Subadviser, USCA Asset Management, LLC, is approved by shareholders, the reorganization is expected to be completed at the close of business on November 3, 2023.

We appreciate your investment in the Ziegler FAMCO Hedged Equity Fund.

Sincerely,

Sean Hughes
Senior Portfolio Manager

Davis Rushing Kelly Rushing
Senior Portfolio Manager                                                                     Senior Portfolio Manager

Past Performance Is Not Indicative of Future Performance

Must be preceded or accompanied by a prospectus.

The Ziegler FAMCO Hedged Equity Fund is distributed by Quasar Distributors, LLC.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the Ziegler FAMCO Hedged Equity Fund will achieve its investment objectives. Selling covered call or stock index options will limit the fund's gain, if any, on its underlying securities and the fund continues to bear the risk of a decline in the value of its underlying stocks. There is no guarantee that the strategy will achieve its objectives, generate profits or avoid losses. The use of covered call strategies does not ensure profits or guarantee against losses.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Investments are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors to varying degrees. Equity securities may rise and decline in value due to both real and perceived market and economic factors as well as general industry conditions. The Fund risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The S&P 500 Index is weighted by market value, and its performance is thought to be representative of the stock market as a whole. The S&P 500 Index was created in 1957, although it has been extrapolated backwards to several decades earlier for performance comparison purposes. This index provides a broad snapshot of the overall U.S. equity market; in fact, over 70% of all U.S. equity is tracked by the S&P 500 Index. The index selects its companies based upon their market size, liquidity, and sector. The S&P 500 Index is a market-weighted index. It is not possible to invest directly in this index.

The Consumer Price Index is an index of the variation in prices paid by typical consumers for retail goods and other items. It is widely used to measure price inflation.

The Global Supply Chain Pressure Index was developed by the Federal Reserve Bank of New York and includes 27 monthly variables reflecting events within supply chains and transportation costs in the maritime and air cargo sectors.

Upside Participation and Downside Participation measure the ratio of one investment’s return to a benchmark.

Standard Deviation is a statistical calculation which measures the variation of a series of returns to the average return. A higher standard deviation indicates a greater variation of returns than a lower standard deviation.

Earnings per share is a company’s or index’s total earnings divided by the number of outstanding shares of the company or the companies that comprise the index.

Forward P/E Ratio or Price-to-Earnings Ratio is the ratio for valuing a company or stock index that measures its current share price relative to its expected earnings per share over the next twelve-months.

Ziegler FAMCO Hedged Equity Fund
PERFORMANCE SUMMARY
September 30, 2023 (Unaudited)

Comparison of a Hypothetical $10,000 Investment in the Ziegler FAMCO Hedged Equity Fund -
Institutional Class, S&P 500 Index and CBOE BUYWRITE Monthly Index (BXM)

$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$21,985
$13,879
$12,719
11/29/2016
3/31/2017
9/30/2017
3/31/2018
9/30/2018
3/31/2019
9/30/2019
3/31/2020
9/30/2020
3/31/2021
9/30/2021
3/31/2022
9/30/2022
3/31/2023
9/30/2023
Institutional Class
S&P 500 Index
CBOE BUYWRITE Monthly Index (BXM)

The chart illustrates the performance of a hypothetical $10,000 investment made on November 29, 2016, the Fund's inception, and is not intended to imply any future performance. Returns reflect reinvestment of dividends and capital gains distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

Ziegler FAMCO Hedged Equity Fund
PERFORMANCE SUMMARY
September 30, 2023 (Unaudited) (Continued)

Total returns
For the periods ended September 30, 2023

	One Year	Three Year*	Five Year*	Since Inception*
Ziegler FAMCO Hedged Equity Fund**
Institutional Class	11.07%	4.35%	2.97%	3.64%
S&P 500 Index	21.62%	10.15%	9.92%	12.21%
CBOE BUYWRITE Monthly Index (BXM)***	14.62%	7.22%	2.83%	4.91%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-833-777-1533.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The performance information for the period prior to 12/21/2020 is that of the U.S. Capital Advisors Premium Buy-Write Fund (the “Predecessor Fund”). Institutional Class of the Ziegler FAMCO Hedged Equity Fund assumed the performance, financial and other historical information of the Predecessor Fund's corresponding share class.

The expense ratio presented is based on the annualized expense ratio as reported in the Fund’s current prospectus, which may differ from the expense ratio presented in the Fund’s financial highlights. Gross expense ratio for the Institutional Class is 1.33%.

      *   Average annualized returns.
    **  Fund inception date was November 29, 2016.
  *** The CBOE S&P 500 BuyWrite Index is a benchmark index designed to show the hypothetical performance of a   portfolio that engages in a buy-write strategy using S&P 500 index call options.

Ziegler FAMCO Hedged Equity Fund
ALLOCATION OF PORTFOLIO HOLDINGS
(Calculated as a percentage of Total Investments)
September 30, 2023 (Unaudited)

Manufacturing
43.9%
Information
14.2%
Finance and Insurance
13.8%
Retail Trade
6.3%
Professional Scientific and Technical Services
4.1%
Mining Quarrying and Oil and Gas Extraction
3.2%
Administrative Support Waste Management
3.0%
Transportation and Warehousing
2.3%
Real Estate and Rental and Leasing
1.9%
Utilities
1.8%
Wholesale Trade
1.6%
Accommodation and Food Services
1.0%
Management of Companies and Enterprises
1.0%
Purchased Options
0.9%
Written Options
0.6%
Construction
0.4%

Ziegler FAMCO Hedged Equity Fund
Schedule of Investments
September 30, 2023
Security	Shares	Value
Common Stocks — 99.3%
AEROSPACE PRODUCT AND PARTS MANUFACTURING — 1.8%
Honeywell International, Inc.	506	$93,478
Lockheed Martin Corp.	254	103,876
Raytheon Technologies Corp.	2,032	146,243
Total AEROSPACE PRODUCT AND PARTS MANUFACTURING		343,597
AGRICULTURAL IMPLEMENT MANUFACTURING — 0.4%
Deere & Co.	213	80,382
Total AGRICULTURAL IMPLEMENT MANUFACTURING		80,382
AUTOMOBILE AND LIGHT DUTY MOTOR VEHICLE MANUFACTURING — 1.7%
Tesla, Inc. (a)	1,284	321,282
Total AUTOMOBILE AND LIGHT DUTY MOTOR VEHICLE MANUFACTURING		321,282
COMMERCIAL BANKING — 3.6%
Bank of America Corp.	6,487	177,614
JPMorgan Chase & Co.	2,569	372,557
Wells Fargo & Co.	3,591	146,728
Total COMMERCIAL BANKING		696,899
COMPUTER AND PERIPHERAL EQUIPMENT MANUFACTURING — 7.8%
Apple, Inc.	7,903	1,353,072
International Business Machines Com.	1,130	158,539
Total COMPUTER AND PERIPHERAL EQUIPMENT MANUFACTURING		1,511,611
CONSTRUCTION MACHINERY MANUFACTURING — 1.1%
Caterpillar, Inc.	807	220,311
Total CONSTRUCTION MACHINERY MANUFACTURING		220,311
COURIERS AND EXPRESS DELIVERY SERVICES — 0.9%
FedEx Corp.	283	74,972
United Parcel Service, Inc., Class B	620	96,640
Total COURIERS AND EXPRESS DELIVERY SERVICES		171,612
CREDIT CARD ISSUING — 0.5%
American Express Co.	643	95,929
Total CREDIT CARD ISSUING		95,929
DIRECT INSURANCE (EXCEPT LIFE, HEALTH AND MEDICAL) CARRIERS — 2.9%
Berkshire Hathaway, Inc., Class B (a)	1,396	489,019
Chubb Ltd. (b)	398	82,856
Total DIRECT INSURANCE (EXCEPT LIFE, HEALTH AND MEDICAL) CARRIERS		571,875

The Accompanying Notes are an Integral Part of these Financial Statements.

Ziegler FAMCO Hedged Equity Fund
Schedule of Investments
September 30, 2023 (Continued)
Security	Shares	Value
DIRECT LIFE, HEALTH AND MEDICAL INSURANCE CARRIERS — 3.0%
American International Group, Inc.	1,826	$110,656
UnitedHealth Group, Inc.	945	476,459
Total DIRECT LIFE, HEALTH AND MEDICAL INSURANCE CARRIERS		587,115
ELECTRIC POWER GENERATION, TRANSMISSION AND DISTRIBUTION — 0.6%
Alliant Energy Corp.	2,255	109,255
Total ELECTRIC POWER GENERATION, TRANSMISSION AND DISTRIBUTION		109,255
ELECTRONIC SHOPPING AND MAIL-ORDER HOUSES — 2.6%
Amazon.com, Inc. (a)	3,952	502,378
Total ELECTRONIC SHOPPING AND MAIL-ORDER HOUSES		502,378
ENGINE, TURBINE AND POWER TRANSMISSION EQUIPMENT — 0.4%
General Electric Co.	680	75,174
Total ENGINE, TURBINE AND POWER TRANSMISSION EQUIPMENT		75,174
FINANCIAL TRANSACTIONS PROCESSING, RESERVE AND CLEARINGHOUSE ACTIVITIES — 3.0%
Mastercard, Inc., Class A	681	269,615
Visa, Inc., Class A	1,365	313,963
Total FINANCIAL TRANSACTIONS PROCESSING, RESERVE AND CLEARINGHOUSE ACTIVITIES		583,578
FOOTWEAR MANUFACTURING — 0.6%
NIKE, Inc., Class B	1,155	110,441
Total FOOTWEAR MANUFACTURING		110,441
GENERAL MERCHANDISE STORES, INCLUDING WAREHOUSE CLUBS AND SUPERCENTERS — 1.7%
Costco Wholesale Corp.	416	235,023
Walmart, Inc.	615	98,357
Total GENERAL MERCHANDISE STORES, INCLUDING WAREHOUSE CLUBS AND SUPERCENTERS		333,380
HOME CENTERS — 2.1%
Home Depot Inc./The	1,034	312,433
Lowe's Cos., Inc.	409	85,007
Total HOME CENTERS		397,440
HOTELS (EXCEPT CASINO HOTELS) AND MOTELS — 1.0%
Marriott International Inc./MD, Class A	982	193,022
Total HOTELS (EXCEPT CASINO HOTELS) AND MOTELS		193,022

The Accompanying Notes are an Integral Part of these Financial Statements.

Ziegler FAMCO Hedged Equity Fund
Schedule of Investments
September 30, 2023 (Continued)
Security	Shares	Value
HOUSEHOLD APPLIANCES AND ELECTRICAL AND ELECTRONIC GOODS MERCHANT WHOLESALERS— 0.8%
Johnson Controls International PLC (b)	2,793	$148,616
Total HOUSEHOLD APPLIANCES AND ELECTRICAL AND ELECTRONIC GOODS MERCHANT WHOLESALERS		148,616

INDUSTRIAL GAS MANUFACTURING — 1.1%
Linde PLC (b)	589	219,314
Total INDUSTRIAL GAS MANUFACTURING		219,314
INDUSTRIAL MACHINERY MANUFACTURING — 1.1%
Applied Materials, Inc.	748	103,561
Pentair PLC (b)	1,725	111,694
Total INDUSTRIAL MACHINERY MANUFACTURING		215,255
INSURANCE AGENCIES AND BROKERAGES — 0.7%
Aon PLC, Class A (b)	409	132,606
Total INSURANCE AGENCIES AND BROKERAGES		132,606
INSURANCE CARRIERS — 1.0%
Aflac, Inc.	2,428	186,349
Total INSURANCE CARRIERS		186,349
INTERNET PUBLISHING AND BROADCASTING AND WEB SEARCH PORTALS — 5.7%
Alphabet, Inc., Class A (a)	3,929	514,149
Meta Platforms, Inc., Class A (a)	1,482	444,911
Netflix, Inc. (a)	383	144,621
Total INTERNET PUBLISHING AND BROADCASTING AND WEB SEARCH PORTALS		1,103,681
INVESTMENT BANKING AND SECURITIES DEALING — 2.1%
Goldman Sachs Group, Inc./The	464	150,137
Morgan Stanley	1,666	136,062
S&P Global, Inc.	332	121,316
Total INVESTMENT BANKING AND SECURITIES DEALING		407,515
LESSORS OF REAL ESTATE PROPERTY — 1.2%
Healthpeak Properties, Inc.	6,099	111,978
Prologis, Inc.	988	110,863
Total LESSORS OF REAL ESTATE PROPERTY		222,841
MACHINERY, EQUIPMENT AND SUPPLIES MERCHANT WHOLESALERS — 0.8%
Fastenal Co.	2,887	157,746
Total MACHINERY, EQUIPMENT AND SUPPLIES MERCHANT WHOLESALERS		157,746

The Accompanying Notes are an Integral Part of these Financial Statements.

Ziegler FAMCO Hedged Equity Fund
Schedule of Investments
September 30, 2023 (Continued)
Security	Shares	Value
MANAGEMENT CONSULTING SERVICES — 0.8%
Accenture PLC, Class A (b)	489	$150,177
Total MANAGEMENT CONSULTING SERVICES		150,177

MANAGEMENT OF COMPANIES AND ENTERPRISES — 1.7%
Dominion Energy, Inc.	1,797	80,272
Duke Energy Corp.	1,581	139,539
NextEra Energy, Inc.	1,869	107,075
Total MANAGEMENT OF COMPANIES AND ENTERPRISES		326,886
MEDICAL EQUIPMENT AND SUPPLIES MANUFACTURING — 1.2%
Boston Scientific Corp. (a)	2,573	135,855
Stryker Corp.	371	101,383
Total MEDICAL EQUIPMENT AND SUPPLIES MANUFACTURING		237,238
METAL ORE MINING — 0.5%
Freeport-McMoRan, Inc.	2,474	92,255
Total METAL ORE MINING		92,255
MOTION PICTURE AND VIDEO PRODUCTION — 0.7%
Walt Disney Co. (a)	1,757	142,405
Total MOTION PICTURE AND VIDEO PRODUCTION		142,405
PAINT, COATING, AND ADHESIVE MANUFATURING — 0.5%
Sherwin-Williams Co/The	380	96,919
Total PAINT, COATING, AND ADHESIVE MANUFATURING		96,919
NAVIGATIONAL, MEASURING, ELECTROMEDICAL AND CONTROL INSTRUMENTS MANUFACTURING — 3.6%
Danaher Corp.	665	164,987
L3Harris Technologies, Inc.	629	109,521
Medtronic PLC (b)	1,376	107,823
Thermo Fisher Scientific, Inc.	387	195,888
Trane Technologies PLC (b)	677	137,369
Total NAVIGATIONAL, MEASURING, ELECTROMEDICAL AND CONTROL INSTRUMENTS MANUFACTURING		715,588

The Accompanying Notes are an Integral Part of these Financial Statements.

Ziegler FAMCO Hedged Equity Fund
Schedule of Investments
September 30, 2023 (Continued)
Security	Shares	Value
OIL AND GAS EXTRACTION — 0.7%
Devon Energy Corp.	1,099	$52,422
EQT Corp.	1,976	80,186
Total OIL AND GAS EXTRACTION		132,608
PETROLEUM REFINERIES — 4.6%
Chevron Corp.	1,400	236,068
ConocoPhillips	1,254	150,229
Exxon Mobil Corp.	3,197	375,904
Marathon Petroleum Corp.	242	36,624
Occidental Petroleum Corp.	1,252	81,230
Total PETROLEUM REFINERIES		880,055

PHARMACEUTICAL AND MEDICINE MANUFACTURING — 6.2%
Abbott Laboratories	1,211	117,285
AbbVie, Inc.	1,191	177,530
Amgen, Inc.	441	118,523
Bristol-Myers Squibb Co.	2,272	131,867
Eli Lilly & Co.	296	158,990
Johnson & Johnson	1,851	288,294
Merck & Co., Inc.	1,954	201,165
Total PHARMACEUTICAL AND MEDICINE MANUFACTURING		1,193,654
PIPELINE TRANSPORTATION OF NATURAL GAS — 0.8%
Williams Cos., Inc./The	4,832	162,790
Total PIPELINE TRANSPORTATION OF NATURAL GAS		162,790
RADIO AND TELEVISION BROADCASTING AND WIRELESS COMMUNICATIONS EQUIPMENT MANUFACTURING — 0.8%
QUALCOMM, Inc.	1,332	147,932
Total RADIO AND TELEVISION BROADCASTING AND WIRELESS COMMUNICATIONS EQUIPMENT MANUFACTURING		147,932
RAIL TRANSPORTATION — 0.5%
Union Pacific Corp.	512	104,259
Total RAIL TRANSPORTATION		104,259
RESIDENTIAL BUILDING CONSTRUCTION — 0.4%
Lennar Corp.	757	84,958
Total RESIDENTIAL BUILDING CONSTRUCTION		84,958

The Accompanying Notes are an Integral Part of these Financial Statements.

Ziegler FAMCO Hedged Equity Fund
Schedule of Investments
September 30, 2023 (Continued)
Security	Shares	Value
RESTAURANTS AND OTHER EATING PLACES — 1.0%
McDonald's Corp.	710	$187,042
Total RESTAURANTS AND OTHER EATING PLACES		187,042
SEMICONDUCTOR AND OTHER ELECTRONIC COMPONENT MANUFACTURING — 6.3%
Advanced Micro Devices, Inc. (a)	1,479	152,071
Broadcom, Inc.	328	272,430
Intel Corp.	4,328	153,860
Lam Research Corp.	146	91,508
NVIDIA Corp.	1,087	472,835
Texas Instruments, Inc.	464	73,781
Total SEMICONDUCTOR AND OTHER ELECTRONIC COMPONENT MANUFACTURING		1,216,485
SNACK FOOD MANUFACTURING — 0.7%
Mondelez International, Inc.	1,881	130,541
Total SNACK FOOD MANUFACTURING		130,541

SOAP AND CLEANING COMPOUND MANUFACTURING — 1.3%
Procter & Gamble Co./The	1,685	245,774
Total SOAP AND CLEANING COMPOUND MANUFACTURING		245,774
SOFT DRINK AND ICE MANUFACTURING — 2.1%
Coca-Cola Co./The	2,783	155,792
Pepsico, Inc.	1,464	248,061
Total SOFT DRINK AND ICE MANUFACTURING		403,853
SOFTWARE PUBLISHERS — 10.6%
Activision Blizzard, Inc.	746	69,848
Adobe, Inc. (a)	442	225,376
Intuit, Inc.	347	177,296
Microsoft Corp.	3,952	1,247,843
Oracle Corp.	1,181	125,092
Salesforce.com, Inc. (a)	877	177,838
Total SOFTWARE PUBLISHERS		2,023,293
SOYBEAN AND OTHER OILSEED PROCESSING — 0.5%
Archer-Daniels-Midland Co.	1,284	96,839
Total SOYBEAN AND OTHER OILSEED PROCESSING		96,839

The Accompanying Notes are an Integral Part of these Financial Statements.

Ziegler FAMCO Hedged Equity Fund
Schedule of Investments
September 30, 2023 (Continued)
Security		Shares	Value
SUPPORT ACTIVITIES FOR MINING — 0.5%
Schlumberger NV (b)		1,592	$92,814
Total SUPPORT ACTIVITIES FOR MINING			92,814
TELEPHONE APPARATUS MANUFACTURING — 1.1%
Cisco Systems, Inc.		4,047	217,567
Total TELEPHONE APPARATUS MANUFACTURING			217,567
TOBACCO MANUFACTURING — 0.5%
Altria Group, Inc.		2,115	88,936
Total TOBACCO MANUFACTURING			88,936
WIRED AND WIRELESS TELECOMMUNICATIONS CARRIERS — 1.5%
Comcast Corp., Class A		3,746	166,098
Verizon Communications, Inc.		3,446	111,685
Total WIRED AND WIRELESS TELECOMMUNICATIONS CARRIERS			277,783
Total Common Stocks (Cost — $14,591,624)			19,147,855

Notional Amount ($)		Contracts
Purchased Options — 0.9%
Put Options — 0.9%
S&P 500 Index at $4,185.00, Expires 10/31/2023	19,296,225	45	174,285
Total Put Options Purchased (Premiums paid $122,941)			174,285
Total Purchased Options (Premiums paid $122,941)			174,285

Total Investments — 100.2% (Cost — $14,714,565)			19,322,140
Liabilities in Excess of Other Assets — (0.2)%			(35,100)
Total Net Assets — 100.0%			$19,287,040
Written Options — (0.6)%
Call Options — 0.6%
S&P 500 Index at $4,420.00, Expires 10/31/2023	(19,296,225)	(45)	$(110,610)
Total Call Options Written (Premiums received $145,484)			(110,610)
Total Written Options (Premiums received $145,484)			(110,610)

(a) (b)	Non-income producing security. Foreign Issued Security

Abbreviations used in this schedule:
PLC – Public Limited Company
S&P – Standards & Poor's

The Accompanying Notes are an Integral Part of these Financial Statements.

Ziegler FAMCO Hedged Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments in securities at value (cost $14,714,565)	$19,322,140
Receivables:
Investment securities sold	427,992
Due from Investment Adviser	8,373
Dividends and interest	12,292
Prepaid expenses	10,699
Total assets	19,781,496

Liabilities:
Written options, at value (premiums received $145,484)	110,610
Payables:
Due to Custodian	179,257
Investment securities purchased	123,213
Accrued expenses and other liabilities	81,376
Total liabilities	494,456

Net Assets	$19,287,040

Components of Net Assets:
Paid-in capital	$16,524,252
Total distributable earnings	2,762,788
Undistributed net investment income	307,831
Accumulated undistributed net realized gain	(2,187,492)
Net unrealized appreciation/depreciation on:
Investments	4,642,449
Foreign currency
Net Assets	$19,287,040

Institutional Class:
Net Assets	$19,287,040
Issued and Outstanding	1,816,235
Net Asset Value, Redemption Price and Offering Price Per Share	$10.62

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Hedged Equity Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2023

Investment Income:
Dividend income (Net of foreign taxes withheld of $299)	$519,925
Interest income	9,293
Total investment income	529,218

Expenses:
Advisory fees (Note 3)	189,760
Administration and fund accounting fees (Note 3)	95,641
Legal fees	29,556
Service fees	29,542
Registration fees	22,873
Transfer agent fees and expenses (Note 3)	19,158
Audit fees	17,600
Custody fees (Note 3)	17,015
Compliance fees (Note 3)	16,459
Trustee fees (Note 3)	14,754
Insurance fees	5,878
Shareholder reporting fees	5,216
Miscellaneous expenses	10,996
Total expenses	474,448
Expenses waived and reimbursed by the Adviser (Note 3)	(253,061)
Net expenses	221,387
Net investment income	307,831

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,325,796)
Written Options	137,635
Net realized loss	(1,188,161)
Net unrealized gain (loss) on:
Investments	4,733,927
Written Options	(59,171)
Net change in unrealized appreciation (depreciation)	4,674,756
Net realized and unrealized gain on investments and written options	3,486,595

Net increase in net assets resulting from operations	$3,794,426

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Hedged Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$307,831	$301,401
Net realized gain (loss) on investments and written options	(1,188,161)	2,372,467
Net change in unrealized appreciation (depreciation) on investments and written options	4,674,756	(6,530,811)
Net increase (decrease) in net assets resulting from operations	3,794,426	(3,856,943)

Distributions to shareholders:
Distributable earnings	(939,036)	(158,957)
Total distributions to shareholders	(939,036)	(158,957)

Capital Transactions:
Net proceeds from shares sold	219,896	3,172,311
Reinvestment of distributions	879,471	147,096
Cost of shares repurchased	(18,865,581)	(6,197,003)
Net decrease in net assets from capital transactions	(17,766,214)	(2,877,596)
Total decrease in Net Assets	(14,910,824)	(6,893,496)

Net Assets:
Beginning of year	34,197,864	41,091,360
End of year	$19,287,040	$34,197,864

Capital Share Transactions:
Shares sold	20,863	289,662
Shares reinvested	88,212	12,892
Shares repurchased	(1,770,851)	(581,593)
Net decrease in shares outstanding	(1,661,776)	(279,039)

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Hedged Equity Fund
FINANCIAL HIGHLIGHTS
Institutional Class
Per Share Data for a Share Outstanding for Each Year End Presented.

	September 30, 2023	September 30, 2022	September 30, 2021		September 30, 2020	September 30, 2019
Net Asset Value, Beginning of Year	$9.83	$10.94	$9.71		$10.16	$10.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.10	0.08	0.05		0.10	0.15
Net realized and unrealized gain (loss) on investments	0.97	(1.15)	1.21		(0.17)	0.07
Total Gain (Loss) from Investment Operations	1.07	(1.07)	1.26		(0.07)	0.22

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.04)	(0.03)		(0.10)	(0.20)
From net realized gain on investments	(0.21)	-	-		-	(0.11)
From return of capital	-	-	-		(0.28)	(0.33)
Total Distributions	(0.28)	(0.04)	(0.03)		(0.38)	(0.64)

Net Asset Value, End of Year	$10.62	$9.83	$10.94		$9.71	$10.16

Total Return	11.07%	(9.81)%	13.01%		(0.54)%	2.43%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$19,287	$34,198	$41,091		$24,090	$25,917
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.50%	1.33%	1.49%		1.73%	1.63%
After fees waived / reimbursed by the Adviser	0.70%	0.70%	1.11%	(2)	1.15%	1.15%
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	0.98%	0.75%	0.49%	(2)	1.13%	1.53%
Portfolio turnover rate	29%	77%	82%		90%	96%

(1)	Computed using average shares method.
(2)	Effective ratio for the period. Expense Cap lowered on 9/1/2021 from 1.15% to 0.70%. (Note 3)

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Hedged Equity Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2023

Note 1 – Organization

The Ziegler FAMCO Hedged Equity Fund (the “Fund”) is separate series of the Trust for Advised Portfolios (the “Trust”). The Trust was organized on August 28, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Ziegler Capital Management, LLC (“the Adviser” or “Ziegler”) serves as the investment manager to the Fund.  USCA Asset Management LLC (“USCA”) serves as the Sub-Adviser to the Fund.

On December 18, 2020, pursuant to an Agreement and Plan of Reorganization (the ‘‘Reorganization’’) previously approved by the USCA Fund Trust, the shareholders of the USCA Premium Buy-Write Fund (the ‘‘Predecessor Fund’’) and the Trust’s Board of Trustees (the “Trustees” or “Board”), all of the assets and liabilities of the Predecessor Fund were transferred into a corresponding series (the “Successor Fund”) of the Trust in exchange for shares of the Successor Fund. USCA served as the investment adviser to the Predecessor Fund.

The Reorganization was a tax-free event to the Fund’s shareholders and the primary investment objective of the Successor Fund is the same as that of its Predecessor Fund. The Predecessor Fund was deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights reflect the operations of the Predecessor Fund for periods prior to the Reorganization date. The Predecessor Fund’s fiscal year end of September 30 was also adopted by the Successor Fund.

The Fund is registered as a diversified investment series of the Trust. The investment objective of the Fund is to seek growth of capital and income. The Predecessor Fund commenced operations on November 29, 2016.

The Fund offers an Institutional Class and has an unlimited number of shares of beneficial interest, with no par value and represents an equal pro rata interest in the Fund. Income and expenses (other than those attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class based on relative net assets on a daily basis.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Equity investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees (the “Board”). Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations.

Ziegler FAMCO Hedged Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Options are valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security is fair valued in good faith by the Adviser, the valuation designee, under procedures approved by the Board.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. The inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of September 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$19,147,855	$-	$-	$19,147,855
Purchased Option	174,285	-	-	174,285
Total	$19,322,140	$-	-	$19,322,140
Liabilities:
Written Options	$(110,610)	$-	$-	$(110,610)
Total	$(110,610)	$-	$-	$(110,610)

See the Schedule of Investments for further detail of investment classifications.

(b) Derivatives Investments - The Fund invests in certain derivatives, as detailed below, to meet its investment objectives.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund by investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Ziegler FAMCO Hedged Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the year ended September 30, 2023 was related to the use of purchased and written options. The Fund sells (writes) call options on a majority of these stocks and ETFs, or a representative index, such as the S&P 500 Index, in seeking to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received. The Fund may also purchase and sell exchange traded put options, employing an option overlay known as a “Put/Spread” strategy in order to provide additional downside protection and risk-reduction. The options may be based on the S&P 500 Index or on ETFs that replicate the S&P 500 Index (S&P 500 ETFs). The combination of the diversified portfolio of equity securities, the downside protection from index put spread and the income from the call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies (strategies that do not employ call or put options).

As the seller of a call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of a call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2023:

Statement of Assets and Liabilities Location
Assets
Risk Exposure Category	Investments(1)
Equity	$174,285
Total	$174,285

Liabilities
Risk Exposure Category	Written Options
Equity	$(110,610)
Total	$(110,610)

(1)	Includes purchased options

The following table sets forth the Fund’s realized and unrealized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended September 30, 2023:

Amount of Realized Gain on Derivatives
Risk Exposure Category	Investments(1)	Written Options
Equity	$(3,410,803)	$137,635
Total	$(3,410,803)	$137,635

Change in Unrealized Gain on Derivatives
Risk Exposure Category	Investments(1)	Written Options
Equity	$90,011	$(59,171)
Total	$90,011	$(59,171)

(1)	Includes purchased options

Ziegler FAMCO Hedged Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

The Fund had outstanding purchased and written option contracts as listed on the Schedule of Investments as of September 30, 2023. The fair market value of purchased options is included in Investments in securities, and written options is reported separately on the Statement of Assets and Liabilities. For the year ended September 30, 2023, the month-end average number of purchased and written option contracts for the Fund was 74 and (91), respectively.

(c) Federal Income Taxes - The Fund has elected to be taxed as a Regulated Investment Companies (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the year ended September 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Fund did not incur any interest or tax penalties. The Fund’s income tax returns are subject to examination by the tax authorities in the United States for a period of three years after they are filed.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(f) Other – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Note 3 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee based on the Fund’s average daily net assets at an annual rate of 0.60%. The management fee for the Predecessor Fund and the Successor Fund, prior to September 1, 2021, was 0.78%. The Adviser has entered into a Sub-Advisory agreement with USCA for the Fund; the compensation for the sub-adviser is based on assets under management and is paid out of Ziegler’s advisory fees.

Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse the Fund for expenses in excess of 0.70%, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest expense relating to short sales, dividend expense, borrowing costs, extraordinary expenses, and brokers’ commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities.  The Expense Cap for the Fund was lowered from 1.15% to 0.70% effective September 1, 2021. Prior to the conversion, the Predecessor Fund had a similar agreement to limit the operating expenses to 1.15% of average net assets.

Ziegler FAMCO Hedged Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement within 36 months following the month in which the Adviser reduced its compensation and/or assumed expenses for the Fund, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the established limitation on expenses for that year.

At September 30, 2023, the amounts reimbursed by the Adviser and the eligible recapture periods are as follows:

Year Waived / Reimbursed	FAMCO Fund		Expiration
2021	$107,066	*	September 30, 2024
2022	254,801		September 30, 2025
2023	253,061		September 30, 2026
	$614,928

*Includes post conversion period only, from 12/21/2020 to 9/30/2021.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the administrator, fund accountant and transfer agent to the Fund.  Fund Services provided similar services to the Predecessor Fund. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund’s custodian. Quasar Distributors, LLC (“Quasar”), serves as the Fund’s distributor and principal underwriter. For the year ended September 30, 2023, the Fund incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$95,641
Transfer agent	19,158
Custody	17,015
Compliance	16,459

 At September 30, 2023, the Fund had payables for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$34,534
Transfer agent	7,196
Custody	2,928
Compliance	5,834

The above payable amounts are included in Accrued expenses and other liabilities in the Statement of Assets and Liabilities.

The Independent Trustees were paid $14,754 for their services and reimbursement of travel expenses during the year ended September 30, 2023. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Ziegler FAMCO Hedged Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Note 4 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the Fund during the year ended September 30, 2023, were as follows:

Purchases	$8,908,959
Sales	$30,289,063

Note 5 – Federal Income Tax Information

At September 30, 2023, the components of accumulated earnings (deficit) for income tax purposes were as follows:

Cost of Investments……………………………………………………….........	$14,829,244
Gross Unrealized Appreciation.…………………….……………….………....	5,066,890
Gross Unrealized Depreciation………………………………….………...…...	(573,995)
Net Unrealized Appreciation (Depreciation) on Investments………….............	4,492,895

Undistributed ordinary income………………………………...……….………	303,975
Undistributed long-term capital gains……………………………...….…….…	-
Distributable Earnings……………………………………….………...….……	303,975

Other Accumulated Loss*…………………………………...….……….……	(2,034,082)
Total Accumulated Gain…….................……………………...………………	$2,762,788

*Temporary differences between book and tax amounts are due to straddles, wash sales, and mark to market on §1256 contracts.

Additionally, U.S. GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2023, there were no classifications made.

At September 30, 2023, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
	Short-Term	Long-Term	Total
FAMCO Fund	$ 1,193,826	$ 127,132	$ 1,320,958

The tax character of distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

	Year Ended September 30, 2023	Year Ended September 30, 2022
Ordinary Income	$243,749	$158,957
Long-term Capital Gains	695,287	-
Total Distributions Paid	939,036	158,957

Ziegler FAMCO Hedged Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Note 6 – Distribution Plan and Service Fees

The Board has authorized the Fund to pay service fees, at the annual rate of up to 0.15% of applicable average net assets or $20 per account, to intermediaries such as banks, broker dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. For the year ended September 30, 2023, service fees incurred by the Fund were $29,542.

Note 7 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of September 30, 2023, National Financial held 95% of the outstanding shares of the Fund, for the benefit of their shareholders.

Note 8 – Subsequent Events

Effective November 3, 2023, the Ziegler FAMCO Hedged Equity Fund (the “Acquired Fund”) reorganized into the DCM/INNOVA High Equity Income Innovation Fund (the “Acquiring Fund”), a series of Centaur Mutual Funds Trust.

The Reorganization shifted investment management oversight responsibility for the Acquired Fund from Ziegler Capital Management, LLC to DCM Advisors, LLCs, Inc., an experienced provider of investment advisory services. USCA Asset Management LLC, as sub-adviser, however, will continue to provide day-to-day portfolio management as the sub-adviser to the Acquiring Fund.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure throughout the date the financial statements were available to be issued. The Fund has determined that there were no other subsequent events that would need to be disclosed in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Ziegler FAMCO Hedged Equity Fund and
Board of Trustees of Trust for Advised Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Trust for Advised Portfolios comprising Ziegler FAMCO Hedged Equity Fund (the “Fund”) as of September 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statement and financial highlights for the years ended September 30, 2022, and prior, were audited by other auditors whose report dated November 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
November 29, 2023

Ziegler FAMCO Hedged Equity Fund
EXPENSE EXAMPLE
September 30, 2023 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 to September 30, 2023 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)

Institutional Class
Actual Fund Return	$ 1,000.00	$ 1,031.95	$ 3.57
Hypothetical 5% Return	1,000.00	1,021.56	3.55

(1)
Expenses for the Fund are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 183/365.  The expense ratios for the Fund reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Ziegler FAMCO Hedged Equity Fund
OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT.  The Fund’s Form N-PORT reports are available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at (833) 777-1533 or on the EDGAR Database on the SEC’s website at www.sec.gov.  The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX.  The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information
For the fiscal year ended September 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023 was 100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Statement Regarding Liquidity Risk Management Program
The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of the Adviser conduct the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2021 through December 31, 2022. No significant liquidity events impacting the Fund was noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Ziegler FAMCO Hedged Equity Fund
TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	Trustee, Advisor Managed Portfolios (2 portfolios) (May 2023 to present)
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1
Trustee, Advisor Managed Portfolios (2 portfolios) (May 2023 to present); Federal Home Loan Bank of Des Moines (February 2022 to present); Trustee, Securian Funds Trust (12 portfolios) (October 2022 to present)

Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee	Trustee since 2018	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	Trustee, Advisor Managed Portfolios (2 portfolios) (February 2023 to present)

Ziegler FAMCO Hedged Equity Fund
TRUSTEE AND OFFICER INFORMATION (Unaudited)(Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	President and Principal Executive Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Diane K. Miller 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1972	Chief Compliance Officer and AML Officer	Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (since January 2023); Chief Compliance Officer, Christian Brothers Investment Services (2017 - 2022)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1971	Treasurer and Principal Financial Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1972	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present); Associate, Legal & Compliance, PIMCO (2012 to 2018)

(1)
Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)
Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund’s administrator, fund accountant, and transfer agent.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling (833) 777-1533.

Privacy Notice

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Ziegler Capital Management, LLC
30 S. Wacker Drive, Suite 2800
Chicago, IL 60606

Investment Sub-Adviser
USCA Asset Management, LLC
4444 Westheimer Road, Suite G500
Houston, TX 77027

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave. Suite 1250
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Brian Ferrie is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
Ziegler FAMCO Hedged Equity Fund
	Cohen & Co., Ltd.	BBD, LLP
	FYE 09/30/2023	FYE 09/30/2022
Audit Fees	$14,300	$14,300
Audit-Related Fees	None	None
Tax Fees	$3,000	$3,000
All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Ziegler FAMCO Hedged Equity Fund
	FYE 09/30/2023	FYE 09/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Ziegler FAMCO Hedged Equity Fund
Non-Audit Related Fees	FYE 09/30/2023	FYE 09/30/2022
Registrant	$3,000	$3,000
Registrant’s Investment Adviser	None	None

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. “Filed herewith.”

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Advised Portfolios

By   /s/  Russell B. Simon
                    Russell B. Simon, President

Date        12/8/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/  Russell B. Simon
                    Russell B. Simon, President

Date       12/8/23

By /s/ Eric T. McCormick,
                   Eric T. McCormick, Treasurer

Date       12/6/23